Filed Pursuant to Rule 497

Securities Act File No. 333-228959

Minimum Offering of 1,500,000 Shares

Maximum Offering of 100,000,000 Shares

YieldStreet Prism Fund Inc.

Supplement No. 10 dated December 17, 2020

to

Prospectus dated May 11, 2020

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of YieldStreet Prism Fund Inc. (the “Company”) dated May 11, 2020, as amended or supplemented (the “Prospectus”), and should be read together with the Prospectus, as amended or supplemented through the date of this supplement.

You should carefully consider the “Risk Factors” beginning on page 28 of the Prospectus before you decide to invest.

About the Company’s Stockholders

As of December 15, 2020, there are approximately 1668 unique stockholders that have purchased our shares for an aggregate principal amount of approximately $43,000,000, with an average investment by each stockholder of approximately $25,800.

DISTRIBUTIONS

On November 12, 2020, our board of directors authorized, and we declared, a distribution to stockholders in the amount of $0.20 per share to be paid on March 17, 2021 to stockholders of record as of March 10, 2021, which we refer to as the “Record Date,” and is based on the net asset value of $9.92 per share as of September 30, 2020. We may fund our cash distributions to stockholders from any sources of funds available to us, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets and expense reimbursements from our Adviser. For the avoidance of doubt, management fees and administrative expenses are paid by the Company and are not deducted from distributions.

Weighted Average Portfolio Yield

As of December 1, 2020, the weighted average yield of our assets, excluding cash and cash equivalents, was 10.20%. The weighted average yield was determined by computing the average yield on our investment portfolio, excluding cash and cash equivalents, weighted for the size of each portfolio investment.

Schedule of Investments

Our Schedule of Investments as of November 30, 2020 (Unaudited)1 is set forth below:

		Reference Rate	Maturity	Shares/ Par
	Rate	& Spread	Date	Amount	Value
CORPORATE PREFERRED BONDS – 7.33%
Preferred – 7.33%
BNY Mellon Preferred, Series G(c)(d)	4.70%	4.70%	12/31/2049	940,000	$1,029,300
JP Morgan Preferred, Series HH(c)(d)	4.60%	4.60%	12/31/2049	940,000	961,150
State Street Preferred, Series H(c)(d)	5.63%	5.63%	12/31/2049	940,000	984,650
Total Preferred				2,820,000	2,975,100
Total Corporate Preferred Bonds (Cost $2,744,800)				2,820,000	2,975,100

FIRST LIEN SENIOR SECURED TERM LOANS – 32.73%
Art – 11.27%
Ostillo Delaware, LLC(a)(e)	8.25%	3M US L + 6.50%	03/17/2023	$4,570,000	$4,570,000
Total Art				4,570,000	4,570,000

Commercial– 14.06%
Model Homes– 3.64%
LH Model Three LLC (a)(e)	8.99%	8.99%	01/01/2022	$1,477,171	$1,477,171
Equipment– 7.39%
Align Business Finance (Naumes, Inc.) (a)(e)	10.00%	10.00%	06/01/2022	2,997,945	2,997,945
Equipment Lease– 3.03%
Align Business Finance (Redden Transport, LLC & Redden Leasing, LLC) (a)(e)	10.00%	10.00%	07/15/2023	1,228,580	1,228,580
Total Commercial				5,703,696	5,703,696

Commercial Real Estate – 7.40%
iBorrow(a)(e)	8.75%	8.75%	03/23/2022	$3,000,000	$3,000,000
Total CRE				3,000,000	3,000,000
Total First Lien Senior Secured Term Loans (Cost $13,273,696)				13,273,696	13,273,696

SECOND LIEN SENIOR SECURED TERM LOANS – 21.96%
Commercial – 1.13%
Small Business – 1.13%
CRA FUNDING II, LLC (a)(e)	13.50%	13.50%	07/01/2023	$457,883	$457,883
Small Business				457,883	457,883

Consumer – 20.83%
Purchase Finance- 7.40%
Luther Appliance & Furniture Sales Acquisition, LLC(a)(f)	12.00%	12.00%	10/30/2023	$3,000,000	$3,000,000
Secured Cash- 9.86%
NCP SPV Unitranche, LLC(a)(f)	13.00%	13.00%	11/30/2022	4,000,000	4,000,000
Unsecured Credit <12 months – 3.57%
Credit Corp. (a)(f)	12.00%	12.00%	12/31/2021	1,450,000	1,450,000
Total Consumer				8,450,000	8,450,000
Total Second Lien Senior Secured Term Loans (Cost $8,907,883)				8,907,883	8,907,883

1 The Schedule of Investments set forth above has been prepared by the Adviser based upon the best information available to it at the time of such preparation. Actual returns on Investments, and the value of Investments made by the Company, which are published in the Company’s Annual Report on Form N-CSR may vary from those presented in the above Schedule of Investments. The above Schedule of Investments is intended to provide a pro forma current portfolio of the Company and is not based on any final prepared financial statements. In addition, there have been no external valuations of the fair value of the Investments in accordance with ASC Topic 820-Fair Value Measurement, and the Company’s Board of Directors has not established any fair value of the Investments since October 21, 2020.

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EQUITY – 8.13%
Legal – 8.13%
Case – 6.64%
BWA20C(a)(b)(e)	14.00%	14.00%	10/15/2025	$2,696,100	$2,696,100
Insurance – 1.49%
BWA20C(a)(b)(e)	14.00%	14.00%	10/15/2025	603,900	603,900
Total Legal	3,300,000	3,300,000
Total Equity (Cost $3,300,000)	3,300,000	3,300,000

7-Day Yield	Shares

CASH AND MONEY MARKET MUTUAL FUNDS– 29.66%

SDIT Government Fund	0.04%	12,031,228	$12,032,046
Total Money Market Mutual Funds (Cost $12,031,228)		12,031,228	12,032,046

Total Investments – 99.81% (Cost $40,257,607)	$40,488,725
Liabilities in Excess of Other Assets - 0.19%	78,382
Net Assets - 100.00%	$40,567,107

(a)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets.
(b)	Paid in kind investment which may pay interest in additional par.
(c)	These investments have no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(d)	Floating or variable rate investment. The reference rate is described below. The rate in effect as of November 30, 2020 is based on the reference rate plus the displayed spread as of the securities last reset date.
(e)	Reflects fair value as determined by the Board of Directors as of September 30, 2020.
(f)	Reflects cost, as the investment was acquired subsequent to September 30, 2020.

Description of Certain Portfolio Investments Purchased

A brief description of an additional Investment we purchased on November 30, 2020 and an Investment purchased on July 31, 2020, which was paid off in full, are set forth below:

Consumer: The Company acquired by assignment a $4,000,000 interest in a $145.0 million credit facility secured by consumer installment loans, title loans, and cash advances on November 30, 2020. The borrower is an SPV that is wholly-owned by an Ohio-based lender to specialty consumer finance companies that has been in business since 2005 and that purchases consumer loans originated by various U.S. financial institutions. The borrower acquires a 100% participation in short term consumer title loans sourced by a Texas-based credit service organization (the “CSO”) and a 95% participation in a variety of consumer loans sourced by tech-enabled consumer finance companies (the “Sub-Servicers”) and originated by a Utah-based commercial bank (the “Originator”) that will retain a minimum of 5% of each loan. The CSO provides a payment guaranty for the consumer title loans and the Sub-Servicers agree to buy back any loans that default. The CSO and each Sub-Servicer also pledge cash collateral between 15 to 30% of the outstanding balance of the consumer loans to secure their guaranty and buyback obligations.

The Company owns its interest via an assignment of a portion of the $62.0 million sub-senior and $3.3 million subordinated note, which is junior to the $79.8 million senior note. The Company is expected to receive weekly interest payments at a target annualized rate of 13.0%. The facility has a 24-month revolving period followed by a 12-month amortization period.

Commercial: Arthur Rutenberg Homes (“AR Homes”) is one of the largest networks of independently owned and operated homebuilding companies in the United States. Lyons Housing LLC (“Lyons”) is one of AR Homes oldest and largest franchisees. Lyons built a model home (the “Model Home”) located in Miromar Lakes, Florida that is a 4,190 square foot, fully furnished home with three bedrooms and 3.5 bathrooms on a 0.28 acre lot. The asking price of the Model Home was $2,389,000 fully furnished, and the appraised value based on an appraisal as of July 27, 2020, was $2,200,000. On July 31, 2020, the Company acquired a secured note, through an assignment thereof, with a first mortgage in the amount of $1,477,171 on the Model Home. The borrower under the note was LH Model Three, LLC, a Delaware limited liability company. The secured note matured on the earlier of the sale of the Model Home to an end user buyer or January 1, 2022, and had an interest-only interest rate equal to 8.99% per annum, computed on a 30/360 basis. The secured note would equate to a 67.1% LTV based on the most recent $2,200,000 appraised value of the Model Home. On December 11, 2020, the outstanding principal and accrued and unpaid interest on this Investment were paid in full.

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